The Avatar Advantage Equity Allocation Fund

                                       and

                       The Avatar Advantage Balanced Fund


     The  Avatar  Advantage  Equity  Allocation  Fund  seeks  long-term  capital
appreciation.   This  Fund  pursues  this   objective  by  investing  in  equity
securities.

     The Avatar Advantage Balanced Fund seeks long-term capital appreciation. This Fund pursues this objective by investing in equity securities, bonds and money-market securities.

     The Funds' investment advisor is Avatar Investors Associates Corp.



This combined Prospectus sets forth basic information about the Funds that you should know before investing. It should be read and retained for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                                   PROSPECTUS

                                 April 30, 2002



                                Table of Contents


Risk/Reward Summary------------------------------------------------------------2


What is the Funds' Performance?------------------------------------------------3


Expense Table------------------------------------------------------------------6


How the Funds Will Try to Reach Their Investment Objectives--------------------7


How the Funds are Managed-----------------------------------------------------10


A Guide for Investors---------------------------------------------------------11


Distribution Arrangements-----------------------------------------------------14


How to Redeem Your Shares-----------------------------------------------------14


Services Available to Shareholders--------------------------------------------17


Distributions and Taxes-------------------------------------------------------18


Financial Highlights----------------------------------------------------------18


PRIVACY NOTICE----------------------------------------------------------------21



Risk/Reward Summary

What are the Funds' objectives?

The Avatar Advantage Equity Allocation Fund (the "Equity Fund") seeks long-term capital appreciation. The Equity Fund pursues this objective by investing at least 80% of its net assets in equity securities under normal circumstances. The Avatar Advantage Balanced Fund (the "Balanced Fund") also seeks long term-capital appreciation. The Balanced Fund pursues this objective by investing in equity securities, bonds and money market instruments. The Funds may also invest in futures and options on futures contracts. (The Equity Fund and the Balanced Fund may be referred to as "the Funds.")

What are the principal risks of investing in the Funds?

The risk exists that you could lose money on your investment in either Fund. This could happen if any of the following events happen:

In either Fund

o    The market in general, in which a Fund invests, falls.
o The Advisor is incorrect in its expectations about the direction or extent of market movements.
o The prices of futures and options on futures may not correlate with the prices of the securities in a Fund's portfolio.
o A Fund cannot liquidate its positions in futures and options on futures because a secondary market for these securities may not exist at all times.

In the Equity Fund

o Companies in which the Equity Fund invests do not grow, grow more slowly than anticipated or fall in value.
o A particular segment of the stock market where the Equity Fund is heavily invested falls out of favor with investors.
o The Advisor's asset allocation model fails to direct the Advisor to the most appropriate mix of cash and equity securities.

In the Balanced Fund

o The Advisor's asset allocation model fails to direct the Advisor to the most appropriate mix of equity securities, bonds or cash.
o    Interest rates rise, causing bond prices to fall.
o The issuer of a bond held in the Balanced Fund's portfolio defaults or threatens default on payment of interest to investors.

By themselves, the Funds may not be a complete investment plan for you. Neither Fund can guarantee that it will achieve its investment objective. When you sell your shares, you may lose money. An investment in the Balanced Fund, which may invest in money market instruments, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

What is the Funds' Performance?

The following performance information illustrates some of the risk of investing in the Funds. The bar charts show the Funds' total returns have varied from year to year. The bar charts below do not reflect sales charges that you may pay to purchase Fund shares. If they were included, the returns would be less than those shown. The tables below show the Funds' average returns over time compared with broad-based market indices. Unlike the bar charts, the tables assume that the maximum sales charge was paid. The information shown in the table assumes reinvestment of dividends unless otherwise indicated. Please remember that the Funds' past performance (before and after taxes) is no guarantee of future results.


                 Calendar Year Total Returns for the Equity Fund

1998:  25.81%
1999:  17.11%
2000:  -5.99%
2001: -20.95%


During the period of time displayed in the bar chart, the Equity Fund's highest quarterly return was 17.13% for the quarter ended December 31, 1998 and the lowest quarterly return was -17.98% for the quarter ended March 31, 2001.


                Average Annual Total Returns for the Equity Fund
                             as of December 31, 2001

                                                               Since Inception
                                                   1 Year        (12/03/97)
The Avatar Advantage Equity Allocation Fund
--------------------------------------------------------------------------------
  Return Before Taxes                               -24.51%        1.16%
  Return After Taxes on Distributions(1)            -24.78%       -0.52%
  Return After Taxes on Distributions and
   Sale of Fund Shares(1)                           -14.91%        0.66%
--------------------------------------------------------------------------------
S&P 500 Index(2)                                    -11.85%        5.53%
--------------------------------------------------------------------------------

(1) After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. Remember, the Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
(2) The S&P 500 Index is a broad market-capitalization weighted index of 500 stocks designed to represent the broad domestic economy. The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.



                Calendar Year Total Returns for the Balanced Fund

1999:  11.82%
2000:  -1.04%
2001: -13.13%

During the period of time displayed in the bar chart, the Balanced Fund's highest quarterly return was 12.29% for the quarter ended December 31, 1999 and the lowest quarterly return was -12.44% for the quarter ended March 31, 2001.


               Average Annual Total Returns for the Balanced Fund
                             as of December 31, 2001

                                                              Since Inception
                                              1 Year            (01/13/98)
The Avatar Advantage Balanced Fund
--------------------------------------------------------------------------------
Return Before Taxes                            -17.04%              3.13%
Return After Taxes on Distributions(1)         -17.78%              1.67%
Return After Taxes on Distributions
  and Sale of Fund Shares(1)                   -10.40%              2.06%
--------------------------------------------------------------------------------
S&P 500 Index(2)                               -11.85%              6.20%
Lehman Government/Credit Index(3)                8.50%              6.38%
S&P 500 Index (60%) and
Lehman Government/Credit Index (40%)(4)         -3.29%              6.27%
--------------------------------------------------------------------------------

(1) After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. Remember, the Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
(2) The S&P 500 Index is a broad market-capitalization weighted index of 500 stocks designed to represent the broad domestic economy. The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.
(3) The Lehman Brothers Government/Credit Index is composed of all publicly issued, non-convertible, domestic debt of the U.S. Government or any agency thereof, quasi-federal corporations, or corporate debt guaranteed by the U.S. Government. Flower bonds and pass-through issues are excluded. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are re-balanced monthly by market capitalization. It reflects no deduction for fees, expenses or taxes and includes reinvested dividends.
(4)  These  figures  represent  a blend of the  performance  of both the S&P 500
     Index (60%) and the Lehman Brothers Government/Credit Index (40%), rebalanced monthly. The figures are generally representative of the portfolio characteristics of the Fund but do not reflect the deduction of fees, expenses or taxes.

Expense Table

You pay certain fees and expenses to buy and hold shares in a Fund. There are two types of expenses involved: shareholder transaction expenses, such as sales loads, and annual operating expenses, such as investment advisory fees.

                                                  Equity Fund     Balanced Fund
Shareholder Transactions Expenses
(fees paid directly from your investment)

Sales Load Imposed on Purchases                      4.50%            4.50%
Deferred Redemption Fee(1)                           1.00%            1.00%

Annual Operating Expenses
(expenses that are deducted from Fund assets)

Investment Advisory Fees                             0.85%            0.75%
Rule 12b-1 Distribution Fee                          0.25%            0.00%(2)
Other Expenses                                       1.21%            6.23%
                                                     -----            -----
Total Annual Fund Operating Expenses                 2.31%            6.98%
Fee Waiver and/or Expense Reimbursement             -0.81%           -5.58%
                                                     -----           ------
Net Annual Fund Operating Expenses(3)                1.50%            1.40%
                                                     =====            =====
------------------

(1) The Redemption Fee (as a percentage of original purchase price or redemption proceeds, whichever is lower) will be imposed on redemptions made within 1 year of purchase.
(2) The Balanced Fund has adopted a Rule 12b-1 plan but has not yet charged any fees under the plan and does not intend to do so at the current time.
(3) The Advisor has contractually agreed to waive its fees and/or pay Fund expenses in order to limit each Fund's Total Annual Operating Expenses (excluding interest and tax expenses) as indicated above. This contract's term is indefinite and may be terminated only by the Board of Trustees. The Advisor is permitted to seek reimbursement, subject to limitations, for fees it waives and for Fund expenses it pays.

What does the Expense Example show?

This example will help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. It is based on the total annual operating expenses shown above, and it assumes that these expenses will remain the same over the time periods shown. It also assumes that you make a single $10,000 investment in each Fund to start with, that you reinvest all dividends and distributions and that you earn a 5% return each year. Finally, the example assumes that you redeem all of your shares at the end of each of the time periods. This example is hypothetical, and your actual expenses may be higher or lower.

                           1 Year      3 Years       5 Years         10 Years
                           ------      -------       -------         --------
Equity Fund
   With redemption:         $696         $903        $1,232           $2,160
   Without redemption:      $596         $903        $1,232           $2,160
Balanced Fund
   With redemption          $686         $873        $1,181           $2,054
   Without redemption:      $586         $873        $1,181           $2,054


How the Funds Will Try to Reach Their Investment Objectives

Both Funds seek long-term capital appreciation by participating in rising markets. The Balanced Fund also seeks to preserve capital.

Avatar Investors Associates Corp., the Funds' Advisor, believes that the most important step in its investment process is determining how to allocate a Fund's portfolio. The Advisor maintains asset allocation models for the Funds.

In the Equity Fund, when the Advisor believes market risk is low, it maintains a large commitment (as fully invested as practical) to equity securities. It is the Equity Fund's policy to invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities under normal circumstances. Generally when the Advisor believes market conditions are unfavorable for profitable investing, or when the Advisor is unable to locate attractive investment opportunities, the Advisor may shift an appropriate amount of the Equity Fund's assets into cash reserves to protect capital. These shifts from and to equity securities are generally made in increments of five to ten percent of the Equity Fund's total net assets, as conditions warrant based on the Advisor's asset allocation model and consistent with the Equity Fund's policy to invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. The Equity Fund may take temporary defensive positions in cash reserves that deviate from this policy to avoid losses in response to market, economic, political or other conditions or in other limited circumstances such as in the case of unusually large cash inflows or redemptions.

In the Balanced Fund, when the Advisor believes market risk is low, it invests as fully as practical in stocks and bonds. When the Advisor believes market risk is high, it reduces equity security and bond holdings. These shifts are generally made in increments of five to ten percent of the Balanced Fund's total net assets, as conditions warrant based on the Advisor's asset allocation model. However, the Balanced Fund will at all times maintain at least 25% of the value of its total assets in fixed-income senior securities.

The Advisor's asset allocation models measure liquidity in the market place. Based on its experience and research, the Advisor believes that changes in financial liquidity - for example, money, credit and reserves - are the best measures of investment market risk. When this liquidity expands beyond what is needed by the "real" or production side of the economy, much of the excess moves into the "stock and bond markets. This movement causes stock and bond prices to rise. On the other hand, when liquidity is contracting, economic demands siphon money away from the stock and bond markets. Investment risks increase, and stock and bond prices are subject to declines. Thus, the Advisor makes orderly asset mix decisions by measuring and reacting to current market risk levels as quantified by the Advisor's models.

The Funds may enter into futures contracts, or options on those contracts, involving interest rates, securities and securities indices, for hedging purposes or as a substitute for positions in the underlying securities. As a general rule, the Funds will not purchase or sell futures if, immediately thereafter, more than 25% of a Fund's net assets would be hedged.

How does the Advisor select equity securities for each Fund's portfolio?

The Advisor's approach to purchasing equity securities is the same for both Funds. The Advisor selects equity securities on the basis of both quantitative and qualitative analysis. It screens a universe of more than 4,000 stocks for liquidity, in order to identify stocks with sufficient trading volume to establish or eliminate a position quickly and cost-effectively. This screening reduces the list of potential candidates to 600 to 700 actively traded issues. A series of securities ranking programs are then used to rank each security on both growth and value factors, in order to identify stocks that possess good growth potential at reasonable prices. The Advisor also uses quantitative and qualitative elements to determine industry and sector weights, relative to a benchmark, usually the S&P 500. The Advisor identifies investment themes, and utilizing stock ranking programs, selects stocks that will be the best performers in the current market environment. When the Advisor desires maximum exposure to equities, each Fund's diversified portfolio can be expected to contain between 50 and 70 separate issues. The Advisor may sell a stock when: 1) a tactical asset allocation decision calls for a reduction in exposure to equities; 2) there has been deteriorating fundamentals in a particular stock or in the sector to which the stock belongs; or 3) a decline in a stock's price triggers action in accordance with the Advisor's stop-loss discipline.

How does the Advisor select bonds for the Balanced Fund's portfolio?

The Advisor purchases U.S. Government securities and selected corporate debt obligations for the Balance Fund. Corporate debt issues must be rated investment grade by at least one of the major bond rating agencies and must also meet the Advisor's own stringent internal requirements to reduce the risks associated with such obligations. The Advisor actively adjusts the maturity and duration of the securities from among which it chooses. Utilizing various strategies, the Advisor tailors the holdings based on current bond market research and analysis. Quantitative analysis helps determine optimal bond portfolio duration while qualitative analysis helps to carefully assess various maturity combinations to achieve a duration target.

The Advisor does not expect either Fund's annual turnover rate to exceed 150%. High portfolio turnover will increase transaction costs and may result in higher taxes for you compared to other mutual funds with lower turnover rates.

What do the Funds use for cash reserves?

During limited circumstances (for instance, in the case of unusually large cash inflows or redemptions), a Fund may vary from its primary investments and hold a portion of its net assets in cash or similar investments. The Advisor uses high quality, short-term debt securities and money market instruments as cash reserves for the Funds. These short-term debt securities and money market instruments include shares of money market mutual funds, commercial paper, certificates of deposit, bankers' acceptances, U.S. Government securities and repurchase agreements. The Funds may also buy mortgage-backed securities. These investments represent the assets that remain after the Advisor has committed available assets to desirable investment opportunities. To the extent a Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund's advisory fees and operational expenses.

What are the principal risks of investing in the Funds?


The principal risks of investing in the Funds that may adversely affect a Fund's
net  asset  value  or  total  return  have  previously  been  summarized   under
"Objectives of the Funds." These risks are discussed in more detail below:


Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.

Management Risk. Management risk means that your investment in a Fund varies with the success or failure of the investment strategy and the research, analysis and security selection of the Advisor. If the Advisor's investment strategies do not produce the expected results, your investment could be diminished or even lost.


Fixed-Income Securities Risk. The Balanced Fund invests in fixed-income securities. The market value of fixed-income securities is sensitive to prevailing interest rates. In general, when interest rates rise, the fixed-income security's market value declines and when interest rates decline, its market value rises. Normally, the longer the remaining maturity of a security, the greater the effect of interest rate changes on the market value of the security. In addition, changes in the ability of an issuer to make payment of interest and principal and in the market's perception of an issuer's creditworthiness affect the market value of fixed-income securities of that issuer.

Derivatives Risks. The use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities  and  other  more  traditional  investments.  Since  their  value  is calculated and derived from the value of other assets, instruments or references, there is greater risk that derivatives will be properly valued. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indices they are designed to hedge or to closely track. If the issuer of, or the counter-party to, the derivative does not make timely principal, interest or other payment when due, or otherwise fulfill its obligation, a Fund could lose money on its investment. Liquidity risk exists when particular investments are difficult to purchase or sell due to a limited market or to legal restrictions, such as a Portfolio being prevented from selling particular securities at the price at which a Fund values them. The Advisor may fail to use derivatives effectively.


How the Funds are Managed

The Advisor

The Funds' Advisor,  Avatar Investors  Associates  Corp., 900 Third Avenue,  New
York, NY 10022 has provided asset management services to individuals and institutional investors since 1970. The Advisor was established and is controlled by its Chairman, Edward S. Babbitt, Jr. Both Funds are managed by a committee of in-house investment professionals to maximize overall effectiveness using the asset allocation techniques and strategies developed by the Advisor.

The Advisor provides the Funds with advice on buying and selling securities, manages the investments of the Funds, furnishes the Funds with office space and certain administrative services, and provides most of the personnel needed by the Funds. For its services, each Fund pays the Advisor a monthly management fee based upon its average daily net assets. For the fiscal year ended December 31, 2001, the Advisor received advisory fees of 0.04% of the Equity Fund's average daily net assets, net of waiver. For the fiscal year ended December 31, 2001, the Advisor waived all advisory fees accrued by the Balanced Fund.

Fund Expenses

Each Fund is responsible for its own operating expenses. The Advisor has contractually agreed to reduce its fees and/or pay expenses of the Funds to ensure that the Funds' aggregate annual operating expenses (excluding interest and tax expenses) will not exceed 1.50% and 1.40% of the Funds' average daily net assets, for the Equity Fund and Balanced Fund, respectively. Any reduction in advisory fees or payment of expenses made by the Advisor may be reimbursed by each Fund if the Advisor requests in subsequent fiscal years. This reimbursement may be requested if the aggregate amount actually paid by each Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. (At startup, the Fund is permitted to look for longer periods of four and five years.) Any such reimbursement will be reviewed by the Trustees. Each Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.

A Guide for Investors

Pricing the Funds' Shares

Each Fund's price, or net asset value per share, is calculated by dividing the value of a Fund's total assets, less its liabilities, by the number of its shares outstanding. The Fund's assets are the market value of securities held in its portfolio, plus any cash and other assets. The Fund's liabilities are fees and expenses owed by the Fund. The number of Fund shares outstanding is the amount of shares that have been issued to shareholders. In calculating the net asset value, portfolio securities are valued using current market values, if available. Securities for which market quotations are not readily available are valued at fair values determined in good faith by or under the supervision of the Board of Trustees of the Trust. The net asset value is calculated at the close of regular trading of the New York Stock Exchange ("NYSE"), normally 4:00 p.m., Eastern time. Fund shares generally will not be priced on days in which the NYSE is closed for trading, including certain U.S. holidays.

How to purchase shares of the Funds

There are several ways to purchase shares of the Funds. An Account Application, which accompanies this Prospectus, is used if you send money directly to the Funds by mail or by wire. If you have questions about how to invest, or about how to complete the Account Application, please call an account representative at (866) 205-0294.

You may send money to the Fund by mail

If you are making an initial investment in a Fund, simply complete the Account Application included with this Prospectus and mail or overnight deliver (such as FedEx) it with a check (made payable to the "Avatar Funds") to:

    Regular Mail                          Overnight Delivery
    The Avatar Funds                      The Avatar Funds
    [Name of Fund]                        [Name of Fund]
    c/o U.S. Bancorp Fund Services, LLC   c/o U.S. Bancorp Fund Services, LLC
    P.O. Box 701                          615 E. Michigan Street, Third Floor
    Milwaukee, WI 53201-0701              Milwaukee, WI  53202


NOTE: The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents.

You may wire money to the Funds

If you are making an initial investment in a Fund, before you wire funds, the Transfer Agent must have a completed Account Application. You can mail or overnight deliver your Account Application to the Transfer Agent at the above address. Upon receipt of your completed Account Application, the Transfer Agent will establish an account for you. Once your account has been established, you may instruct your bank to send the wire. Your bank must include both the name of the Fund you are purchasing and your name so that monies can be correctly applied. Your bank should transmit immediately available funds by wire to:

                U.S. Bank, National Association
                425 Walnut Street
                Cincinnati, OH 45202
                ABA #: 042000013
                Credit: U.S. Bancorp Fund Services, LLC
                        A/C #112-952-137
                FFC:    [Name of Fund]
                        Shareholder Registration
                        Shareholder Account Number (if known)

If you are making a subsequent purchase, your bank should wire funds as indicated above. It is essential that your bank include complete information about your account in all wire instructions. If you have questions about how to invest by wire, you may call the Transfer Agent at 1-866-205-0294. Your bank may charge you a fee for sending a wire to the Fund.

You may purchase shares through an investment dealer

You may buy and sell shares of a Fund through certain brokers (and their agents, together "brokers") that have made arrangements with a Fund. An order placed with such a broker is treated as if it were placed directly with the Fund, and will be executed at the next share price calculated by the Fund less any sales charge (if applicable). Your shares will be held in a pooled account in the broker's name, and the broker will maintain your individual ownership information. The Fund may pay the broker for maintaining these records as well as providing other shareholder services. In addition, the broker may charge you a fee for handling your order. The broker is responsible for processing your order correctly and promptly, keeping you advised of the status of your individual account, confirming your transactions and ensuring that you receive copies of a Fund's prospectus.

Investment advisors or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of such investment advisors or financial planners who place trades for their own accounts (if the accounts are linked to the master account of such investment advisor or financial planner on the books and records of the broker or agent) may place trades with a Fund at net asset value. Additionally, retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in section 401(a), 403(b), or 457 of the Internal Revenue Code and "rabbi trusts" may also purchase at net asset value.

Minimum Investments

The minimum initial investment in each Fund is $2,500. The minimum subsequent investment is $250. However, if you are investing in an Individual Retirement Account ("IRA") or other retirement account, or you are starting an Automatic Investment Plan (see below), the minimum initial and subsequent investments are $1,000 and $50, respectively.

Subsequent Investments

You may purchase additional shares of the Funds by sending a check, with the stub from an account statement you will receive after each transaction, to the Funds at the address above. Please also write your account number on the check. (If you do not have a stub from an account statement, you can write your name, address and account number on a separate piece of paper and enclose it with your check.) If you want to send additional money for investment by wire, it is important for you to call the Funds at (866) 205-0294. You may also make additional purchases through an investment dealer, as described above.

What is the price you pay for each Fund share?

When you invest in the Funds, you pay the "offering price" of a share. The offering price of shares is the net asset value (the "NAV") per share plus a sales charge that is based on the amount purchased. The sales charge is 4.50% of the offering price (4.71% of the NAV). The entire sales charge will be retained by the selling broker/dealer.

Purchases  at Net Asset Value - Shares of the Funds may be  purchased  at NAV by
(i) officers, Trustees, directors and full time employees of the Trust, the Advisor, the Administrator and affiliates of those companies, or by their family members; (ii) registered representatives and employees of firms which have selling agreements with the Distributor; (iii) investment advisors, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; (iv) clients of such investment advisors, including pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 and 403 of the Internal Revenue Code, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment advisor, financial planner or other intermediary on the books and records of the broker or agent; and (v) by such other investors who are determined to have acquired shares under circumstances not involving any sales expense to the Fund or Distributor. The Advisor or Distributor has the right to decide whether a purchase may be made at net asset value.

If an investment is made at net asset value that meets any of the above referenced requirements, the Advisor may pay supplemental distribution assistance out of its own resources, to any dealer who has executed a selling agreement with the Distributor through which the purchase is made. Additionally, the Advisor, at its discretion, may pay a "finders fee" to any person who has assisted the Advisor or Distributor in securing additional investments in the Funds.

Distribution Arrangements

The Funds have adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of l940. The Plan permits the Funds to pay the Advisor, as Distribution Coordinator, for the sale and distribution of Fund shares at an annual rate of up to 0.25% of each Fund's daily net assets. As of the date of this Prospectus, the Balanced Fund has not implemented the payment of distribution fees under the Plan and currently does not intend to do so. Because these fees are paid out the Funds' assets on an on-going basis, over time these fees will increase the cost of your investment in the Funds and may cost you more than paying other types of sales charges.

When is money invested in a Fund?

Any money received for investment in a Fund from an investor, whether sent by check or by wire, is invested at the NAV of a Fund which is next calculated after the money is received (assuming the check or wire correctly identifies the Fund and account), less any sales charge (if applicable). Orders received from dealers are invested at the net asset value next calculated after the order is received, less any sales charge (if applicable). A check or wire received after the NYSE closes is invested as of the next calculation of a Fund's NAV.

Other Information

The Funds' Distributor may waive the minimum investment requirements for purchases by certain group or retirement plans. All investments must be made in U.S. dollars, and checks must be drawn on U.S. banks. Third party checks will not be accepted. A charge may be imposed if a check used to make an investment does not clear. The Funds and the Distributor reserve the right to reject any investment, in whole or in part. Federal tax law requires that investors provide a certified taxpayer identification number and other certifications on opening an account in order to avoid backup withholding of taxes. By law, the Fund must withhold a percentage of your taxable distributions and redemption proceeds if you do not provide your correct certified social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs the Fund to do so. See the Account Application for more information about backup withholding. The Funds, under certain circumstances, may accept investments of securities appropriate for a Fund's portfolio, in lieu of cash. Prior to making such a purchase, you should call the Advisor to determine if such an investment may be made. The Advisor may, at its own expense, pay third parties for assistance in gathering assets for the Funds.


How to Redeem Your Shares

You have the right to redeem all or any portion of your shares of a Fund on each day the NYSE is open for trading. A redemption fee of 1.00% (as a percentage of original purchase price or redemption proceeds, whichever is lower) will be imposed on redemptions made within 1 year of purchase. In order to keep any applicable redemption fee as low as possible, shares not subject to a redemption fee will be sold first, on a first-in, first-out basis.

Redemption in Writing

You may redeem your shares by simply sending a written request to the Funds. You should give your account number and state whether you want all or part of your shares redeemed. The letter should be signed by all of the shareholders whose names appear on the account registration. You should send your redemption request to:

    Regular Mail                          Overnight Delivery
    The Avatar Funds                      The Avatar Funds
    [Name of Fund]                        [Name of Fund]
    c/o U.S. Bancorp Fund Services, LLC   c/o U.S. Bancorp Fund Services, LLC
    P.O. Box 701                          615 E. Michigan Street, Third Floor
    Milwaukee, WI 53201-0701              Milwaukee, WI  53202

Signature Guarantee

If the value of the shares you wish to redeem exceeds $100,000, or is being sent to any address other than that to where we send your statements, the signatures on the redemption request must be guaranteed by an "eligible guarantor institution." These institutions include banks, broker-dealers, credit unions and savings institutions. A broker-dealer guaranteeing a signature must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. A notary public is not an acceptable guarantor.

Redemption by Telephone

If you complete the Redemptions by Telephone portion of the Account Application, you may redeem shares on any business day the NYSE is open by calling the Funds' Transfer Agent at (866) 205-0294 before 4:00 p.m. Eastern time. Redemption proceeds will be processed on the next business day to the address that appears on the Transfer Agent's records. If you request, redemption proceeds will be wired on the next business day to the bank account you designated on the Account Application. The minimum amount that may be wired is $1,000 (wire charges, if any, will be deducted from redemption proceeds). Telephone redemptions cannot be made for retirement accounts.

By establishing telephone redemption privileges, you authorize the Funds and their Transfer Agent to act upon the instruction of any person who makes the telephone call to redeem shares from your account and transfer the proceeds to the bank account designated on the Account Application. The Funds and the Transfer Agent will use reasonable procedures to confirm that redemption instructions received by telephone are genuine, including recording of telephone instructions and requiring a form of personal identification before acting on these instructions. If these normal identification procedures are followed, neither the Funds nor the Transfer Agent will be liable for any loss, liability, or cost which results from acting upon instructions of a person believed to be a shareholder with respect to the telephone redemption privilege. The Funds may change, modify, or terminate these privileges at any time upon at least 60 days notice to shareholders.

You may request telephone redemption privileges after your account is opened by calling the Transfer Agent at (866) 205-0294; however, the authorization form will require a separate signature guarantee. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity. If this occurs, you may make your redemption request in writing.

The price used for a redemption

The redemption price is the net asset value of the Fund's shares, less the redemption fee, if applicable, next determined after shares are validly tendered for redemption. All signatures of account holders must be included in the request, and a signature guarantee, if required, must also be included for the request to be valid.

When redemption payments are made

As noted above, redemption payments for telephone redemptions are processed on the day after the telephone call is received. Payments for redemptions sent in writing are normally made promptly, but no later than seven days after the receipt of a request that meets requirements described above. However, the Funds may suspend the right of redemption under certain extraordinary circumstances in accordance with rules of the Securities and Exchange Commission.

If you made your initial purchase by wire, payment of your redemption proceeds for those shares will not be made until one business day after the completed Account Application is received. If shares were purchased by check and then redeemed shortly after the check is received, a Fund may delay sending the redemption proceeds until it has been notified that the check used to purchase the shares has been collected, a process which may take up to 15 days. This delay may be avoided by investing by wire or by using a certified or official bank check to make the purchase.

Repurchases from Dealers

The Funds may accept orders to sell shares from an investment dealer (or their agent) on behalf of a dealer's (or their agent's) customers. The NAV for a sale is that next calculated after receipt of the order from the dealer (or agent). The dealer (or agent) is responsible for forwarding any documents required in connection with a redemption, including a signature guarantee, and the Funds may cancel the order if these documents are not received promptly.

Other Information About Redemptions

A redemption may result in recognition of a gain or loss for federal income tax purposes. Due to the relatively high cost of maintaining smaller accounts, the shares in your account (unless it is a retirement plan or Uniform Gifts or Transfers to Minors Act account) may be redeemed by the Funds if, due to redemptions you have made, the total value of your account is reduced to less than $500. If a Fund determines to make such an involuntary redemption, you will first be notified that the value of your account is less than $500, and you will be allowed 30 days to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action.

The Funds have the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. It is not expected that a Fund would do so except in unusual circumstances. If a Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.

Services Available to Shareholders

Retirement Plans

You may obtain prototype IRA plans from the Funds. Shares of the Funds are also eligible investments for other types of retirement plans.

Automatic Investing by Check

You may make regular monthly investments in the Funds using the "Automatic Investment Plan." A check is automatically drawn on your personal checking account each month for a predetermined amount (but not less than $50), as if you had written it directly. Upon receipt of the withdrawn money, the Fund automatically invests the money in additional shares of the Fund at the current net asset value. Applications for this service are available from the Funds or you may simply complete this section on the new Account Application. There is no charge to you for this service. The Funds may terminate or modify this privilege at any time, and shareholders may terminate their participation by notifying the Transfer Agent in writing, sufficiently in advance of the next withdrawal.

Automatic Withdrawals

The Funds offer a Systematic Withdrawal Program whereby shareholders may request that a check drawn in a predetermined amount be sent to them each month or calendar quarter. To start this Program, your account must have Fund shares with a value of at least $10,000, and the minimum amount that may be withdrawn each month or quarter is $50. This Program may be terminated or modified by a shareholder or the Funds at any time without charge or penalty. A withdrawal under the Systematic Withdrawal Program involves a redemption of shares of a Fund, and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.

Distributions and Taxes

Dividends and Distributions

Dividends from net investment income, if any, are normally declared and paid by the Funds in December. Capital gains distributions, if any, are also normally made in December, but the Funds may make an additional payment of dividends or distributions if it deems it desirable at another time during any year.

All distributions will be invested in shares of the distributing Fund unless you choose one of the following options: (1) receive dividends in cash while reinvesting capital gain distributions in additional Fund shares; or (2) receive all distributions in cash. If you wish to change your distribution option, write to the Transfer Agent in advance of the payment date of the distribution.

Any dividend or distribution paid by the Fund has the effect of reducing the net asset value per share on the record date by the amount of the dividend or distribution. You should note that a dividend or distribution paid on shares purchased shortly before that dividend or distribution was declared will be subject to income taxes even though the dividend or distribution represents, in substance, a partial return of capital to you.

Taxes

Distributions made by the Funds will be taxable to shareholders whether received in shares (through dividend reinvestment) or in cash. Distributions derived from net investment income, including net short-term capital gains, are taxable to shareholders as ordinary income. Distributions designated as capital gains dividends are taxable as capital gains regardless of the length of time shares of a Fund have been held. If you sell shares of a Fund, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell, you may have a gain or loss on the transaction. You are responsible for any tax liabilities generated by your transaction and should therefore consult your own advisors concerning federal, state and local taxation of your investment in the Funds.


Financial Highlights


These tables show the financial performance for the Funds for the periods shown. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in a Fund would have increased or decreased during each period, assuming you had reinvested all dividends and distributions. The information below has been audited by PricewaterhouseCoopers LLP, the Funds' independent auditors, for the three fiscal years ended December 31, 2001, 2000, and 1999. For the Equity Fund, for the fiscal year ended December 31, 1998 and for the fiscal period from December 3, 1997 (commencement of operations) through December 31, 1997, the information below has been audited by other auditors. For the Balanced Fund, the information for the fiscal period from January 13, 1998 (commencement of operations) through December 31, 1998 has been audited by other auditors. PricewaterhouseCoopers LLP's reports and the Funds' audited financial statements are included in the Annual Reports for the Funds, each dated December 31, 2001, which are available free of charge upon request.


For a share outstanding throughout each period
--------------------------------------------------------------------------------------------------
                                                          Equity Fund

                                                      Year Ended December 31,        Dec. 3, 1997*
                                              -------------------------------------     through
                                               2001      2000      1999      1998    Dec. 31, 1997
-----------------------------------------------------------------------------------  -------------

Net asset value, beginning of period           $10.90    $12.31    $11.84    $10.02      $10.00
                                               ------    ------    ------    ------      ------
Income from investment operations:
   Net investment income                         0.01      0.01      0.01      0.05        0.01
   Net realized and unrealized gain/(loss) on
    investments                                 (2.29)    (0.74)     1.98      2.48        0.02
                                               ------    ------    ------    ------      ------
Total from investment operations                (2.28)    (0.73)     1.99      2.53        0.03
                                               ------    ------    ------    ------      ------
Less distributions:
   From net investment income                   (0.01)        -         -     (0.05)      (0.01)
   From net realized gains                      (0.08)    (0.68)    (1.52)    (0.64)          -
   Tax return of capital                            -         -         -     (0.02)          -
                                               ------    ------    ------    ------      ------
   Total distributions                         $(0.09)    (0.68)    (1.52)    (0.71)      (0.01)
                                               ------    ------    ------    ------      ------
   Net asset value, end of period                8.53    $10.90    $12.31    $11.84      $10.02
                                               ======    ======    ======    ======      ======

Total return                                   (20.95%)   (5.99%)   17.11%    25.81%       0.22%**

Ratios/supplemental data:
Net assets, end of period (millions)            $ 9.0     $12.5     $14.1     $14.7       $20.2

Ratio of expenses to average net assets:
   Before expense reimbursement                  2.31%     2.02%     1.99%     2.03%       1.52%+
   After expense reimbursement                   1.50%     1.50%     1.50%     1.50%       1.39%+

Ratio of net investment income to average
  net assets:
   After expense reimbursement                   0.10%     0.05%     0.08%     0.36%       0.47%+

Portfolio turnover rate                         79.48%    67.97%   101.86%    79.95%       2.48%**



*   Commencement of operations.
**  Not annualized.
+   Annualized.



For a share outstanding throughout each period
----------------------------------------------------------------------------------------

                                                    Balanced Fund

                                                Year Ended December 31,    Jan. 13, 1998*
                                              -----------------------------   through
                                               2001      2000      1999     Dec.31, 1998
--------------------------------------------------------------------------- -------------

Net asset value, beginning of period           $11.58    $12.41    $11.95      $10.00
                                               ------    ------    ------      ------

Income from investment operations:
   Net investment income                         0.20      0.22      0.21        0.19
   Net realized and unrealized gain/(loss)
        on investments                          (1.72)    (0.34)     1.17        2.11
                                               ------    ------    ------        ----
  Total from investment operations              (1.52)    (0.12)     1.38        2.30
                                               ------    ------    ------        ----
Less distributions:
   From net investment income                   (0.22)    (0.20)    (0.21)      (0.19)
   From net realized gain                           -     (0.51)    (0.67)      (0.16)
   In excess of net realized gain                   -         -     (0.04)          -
                                               ------    ------    ------       -----

Total distributions                             (0.22)    (0.71)    (0.92)      (0.35)
                                               ------    ------    ------      ------
Net asset value, end of period                  $9.84    $11.58    $12.41      $11.95
                                               ======    ======    ======      ======

Total return                                   (13.13%)   (1.04%)   11.82%      23.11%+

Ratios/supplemental data:
Net assets, end of period (thousands)          $1,483    $1,707    $1,725      $1,543

Ratio of expenses to average net assets:
   Before expense reimbursement                  6.98%     6.47%     7.28%       8.59%**
   After expense reimbursement                   1.40%     1.40%     1.40%       1.40%**

Ratio of net investment income to average
 net assets
   After expense reimbursement                   1.90%     1.72%     1.73%       1.89%**

Portfolio turnover rate                         73.19%    48.53%   101.53%      95.00%+

-----------------------------------------------------------------------------------------

*    Commencement of operations.
**   Annualized.
+    Not annualized.




PRIVACY NOTICE

For internal use only, The Avatar Advantage Equity Allocation Fund, The Avatar Advantage Balanced Fund and Avatar Investors Associates Corp. collect the following types of non-public information about you:

|X| Information we receive about you on applications or other forms; |X| Information you give us orally; and |X| Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer's authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared by those entities with nonaffiliated third parties.


                   The Avatar Advantage Equity Allocation Fund
                       The Avatar Advantage Balanced Fund,
                     each a series of Advisors Series Trust


For More Information:

The Statement of Additional Information (SAI) includes additional information about the Funds and is incorporated by reference into this Prospectus.

Each Fund's annual and semi-annual report to shareholders contains additional information about the Funds' investments. The annual reports include a discussion of the market conditions and investment strategies which significantly affected each Fund's performance during their last fiscal year.

The SAIs and shareholder reports are available free upon request. To request them or other information, or to ask any questions, please call or write:

                                 1-866-205-0294

                                The Avatar Funds
                       c/o U.S. Bancorp Fund Services, LLC
                                  P.O. Box 701
                            Milwaukee, WI 53201-0701

The SAIs and other Fund information may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Call 1-202-942-8090 for information about the Room's operations.

Reports and other Fund information are also available on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, for duplicating fees, by writing to the SEC's Public Reference Section, Washington, DC 20549-6009 or via email at www.publicinfo@sec.gov.

                                      (The Trust's SEC File Number is 811-07959)